January 14, 2025

Hull Tactical US ETF

TICKER – HTUS

A series of the Capitol Series Trust (the “Trust”)

Supplement to the Prospectus and Statement of Additional Information (“SAI”) dated February 28, 2024

Effective as of the open of trading on January 15, 2025 (the “Effective Date”), the listing exchange for shares of the Hull Tactical US ETF (Ticker: HTUS), a series of the Trust, will be changed from NYSE Arca, Inc. to Cboe BZX Exchange, Inc.

Accordingly, as of the Effective Date, all references to “NYSE Arca, Inc.” in the Hull Tactical US ETF’s prospectus and SAI are deleted and placed with “Cboe BZX Exchange, Inc.”

Further Information

For further information, please contact the Fund toll-free at 1-844-484-2484. You may also obtain additional copies of the Fund’s Prospectus and SAI, free of charge, by writing to the Fund c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Fund toll-free at the number above, or by visiting the Fund’s website at http://www.hulltacticalfunds.com.

Investors Should Retain this Supplement for Future Reference.